                                                                 EXHIBIT 10.43.1

                  AMENDMENT NO. 1 TO VOLUME PURCHASE AGREEMENT

This Amendment No. 1 ("Amendment"), with an effective date of October 5, 2001, to the Volume Purchase Agreement (as amended, "VPA") dated as of April 8, 1999 between Western Digital Corporation, a Delaware corporation ("WDC"), and Komag, Inc., a Delaware corporation ("Komag"), is made by and among WDC, Komag and Komag USA (Malaysia) Sdn., a Malaysia unlimited liability company ("Komag Malaysia").

                                    RECITALS

        A. WDC and Komag entered into the VPA whereby Komag and/or Komag Malaysia would supply WDC's media requirements for a three year period.

        B. As permitted by Section 12.4 of the VPA, Komag and Komag Malaysia entered into an Assignment of Rights and Delegation of Duties under the VPA, with an effective date of December 12, 1999, pursuant to which Komag assigned to Komag Malaysia its rights and delegated the performance of its duties under the VPA.

        C. WDC wishes to accept Komag Malaysia as the assignee of Komag and its rights and obligations under the VPA, and WDC, Komag and Komag Malaysia wish to amend the VPA to extend its term and to make certain other changes.

        D. On August 24, 2001, Komag filed a voluntary petition under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"), thereby commencing Case No. 01-54143-JRG currently pending before the United States Bankruptcy Court for the Northern District of California (the "Bankruptcy Court"). Komag currently is managing its affairs as a debtor in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

                                    AGREEMENT

FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the parties agree as follows:

        1. In the table at the end of section 1.19.1 of the VPA, the entry in the bottom row, middle column, shall be amended in its entirety to read as follows:

                "Until the end of the term of the agreement as defined in
                section 9.1"

        2. In the table at the end of section 4.1 of the VPA, the entry in the bottom row, middle column, shall be amended in its entirety to read as follows:

                "Until the end of the term of the agreement as defined in
                section 9.1"

        3. In the table at the end of section 4.1 of the VPA, the heading in the top row, right column shall be amended in its entirety to read as follows:

                "PURCHASE REQUIREMENTS DURING EACH 12 MONTH PERIOD"

        4. Section 9.1 of the VPA shall be amended in its entirety to read as follows:

                "This VPA shall continue in force for an initial term of six years from the Effective Date and shall be automatically renewed for successive two (2) year periods thereafter; provided, however, that either party may elect to not renew this VPA by notifying the other party no later than one year prior to the expiration of the initial term or any succeeding term of its intention to not have the VPA automatically renewed at the expiration of such term."

        5.      All other terms of the VPA shall remain the same.

        6. Komag Malaysia, as the assignee of Komag under the VPA, hereby agrees to be bound by all of the terms and conditions of and to perform the obligations of Komag under the VPA, as amended. Western Digital hereby acknowledges Komag's assignment of its rights and delegation of its performance under the VPA to Komag Malaysia and accepts Komag Malaysia as the assignee of Komag and all its rights and obligations under the VPA, as amended; provided, however, that Komag agrees to continue to provide its personnel and resources in support of Komag Malaysia's qualification obligations under the VPA.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.


Western Digital Corporation

By: /s/ Michael A. Cornelius            Komag, Inc.
   -------------------------------
                                        By:
Name: Michael A. Cornelius                 -------------------------------------
                                        Name:
Title: Vice President, Law and               -----------------------------------
       Administration                   Title:
       ---------------------------            ----------------------------------


                                        Komag USA (Malaysia) Sdn.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                       2